UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
Tuesday, February 8, 2005

Vitran Corporation Inc.

(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction of incorporation)	000-26256 (Commission File Number)	Not applicable (IRS Employer Identification No.)

185 The West Mall, Suite 701, Toronto, Ontario, Canada (Address of principal executive offices)	M9C 5L5 (Zip code)

416-596-7664

(Registrant’s telephone number, including area code)

Item 8.01          Other Events
On Feb 7th, 2005 the Registrant issued the press release attached hereto as Exhibit 99.2.1, and such press release is incorporated in its entirety by reference herein.

Item 8.01          Other Events
On Feb 8th, 2005 the Registrant issued the press release attached hereto as Exhibit 99.2.2, and such press release is incorporated in its entirety by reference herein.

Item 8.01          Other Events
On Feb 8th, 2005 the Registrant issued the press release attached hereto as Exhibit 99.2.3, and such press release is incorporated in its entirety by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.
Date: Tuesday, February 8th, 2005	By:	/s/ Sean P. Washchuk
		Name:	Sean P. Washchuk
		Title:	Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

Exhibit 99.2.1	Press Release — dated Feb 7th, 2005
Vitran Corporation to Present at Deutsche Bank 15th Annual Global Transportation Conference on February 16

Exhibit 99.2.2	Press Release — dated Feb 8th, 2005
Vitran to Repurchase up to 5% of its Outstanding Shares

Exhibit 99.2.3	Press Release — dated Feb 8th, 2005
2004 Marks Most Profitable Year in Vitran’s History, Highlighted by 45% Net Income Growth, Diluted EPS of $1.17